T. Rowe Price Institutional Equity Funds, Inc.
   T. Rowe Price Institutional Large-Cap Growth Fund

 Supplement to prospectus dated May 1, 2002 revised to May 22, 2002
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 Effective January 1, 2003, footnote (a) to Table 1 on page 3 of the prospectus will be replaced with the following to reflect the extension of the fund^s expense ratio limitation:

 /a /Effective January 1, 2003, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2005, that would cause the ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to
   T. Rowe Price by the fund whenever the fund^s expense ratio is below 0.65%; however, no reimbursement will be made after April 30, 2007, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

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 The date of this supplement is January 1, 2003.
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T. Rowe Price Institutional Equity Funds, Inc.
   T. Rowe Price Institutional Large-Cap Growth Fund

 Supplement to prospectus dated May 1, 2002 revised to May 22, 2002
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 Effective immediately, the Portfolio Management paragraph on page 12 of prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Robert W. Sharps, Chairman, Larry J. Puglia and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund^s investment program. Mr. Sharps was elected chairman of the fund^s committee in 2002. He joined T. Rowe Price in 1997 and has been responsible for the coverage of financial services stocks, with an emphasis on the banking and brokerage industries. Prior to joining T. Rowe Price he was a Senior Consultant at KPMG Peat Marwick from 1993 to 1995 and attended the Wharton School of Business from 1995-1997.
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 The date of the above supplement is September 27, 2002.
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                                                                 F139-041 1/1/03